Investor Presentation First Quarter 2023

Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star" or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended March 31, 2023 and for other quarterly periods are unaudited. Additionally, all figures presented as year-to-date, except for periods that represent a full fiscal year ended December 31, represent unaudited results. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for credit losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. First Quarter 2023 Investor Presentation | 2

Agenda First Quarter 2023 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview •Financial Results

Company Overview First Quarter 2023 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans Held for Investment: Deposits: Bank Branches: First Quarter 2023 Investor Presentation | 5 FSBC Rancho Cordova, California $3.4 billion $2.9 billion $2.9 billion 7 Note: Balances are as of March 31, 2023. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith-based, government, nonprofits, and more.

Executive Team First Quarter 2023 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and Chief DE&I Officer Five Star since 2017 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015

Financial Highlights First Quarter 2023 Investor Presentation | 7

$565 $604 $811 $840 $973 $1,272 $1,480 $1,954 $2,557 $3,227 $3,397 $1,806 $2,535 $148 $22 Total Assets Excluding PPP Loans PPP Loans 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Consistent and Organic Asset Growth First Quarter 2023 Investor Presentation | 8 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of March 31, 2023. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 26.00% 21.41%

Financial Highlights First Quarter 2023 Investor Presentation | 9 (dollars in thousands) For the three months ended 3/31/2023 12/31/2022 3/31/2022 Profitability Net income $ 13,161 $ 13,282 $ 9,862 Return on average assets ("ROAA") 1.65% 1.70% 1.53 % Return on average equity ("ROAE") 20.94% 21.50% 17.07 % Earnings per share (basic and diluted) $ 0.77 $ 0.77 $ 0.58 Net Interest Margin Net interest margin 3.75% 3.83% 3.60 % Average loan yield 5.36% 5.12% 4.53 % Average cost of interest-bearing deposits 1.98% 1.51% 0.16 % Average cost of total deposits 1.35% 0.95% 0.09 % Total cost of funds 1.53% 1.16% 0.17% 3/31/2023 12/31/2022 Deposits and Securities Non-interest-bearing deposits $ 836,673 $ 971,246 Interest-bearing deposits 2,083,733 1,810,758 Total deposits 2,920,406 2,782,004 Total securities to interest-earning assets 3.56% 3.79 % Asset Quality Nonperforming loans to loans held for investment 0.01% 0.01 % Allowance for credit losses to loans held for investment 1.19% 1.02 % Note: Yields are based on average balance and annualized quarterly interest income. Costs are based on average balances and annualized quarterly interest expense.

Financial Highlights - March 31, 2023 First Quarter 2023 Investor Presentation | 10 Growth • Continued balance sheet growth with $78.5 million of growth in loans held for investment and $138.4 million in deposit growth since December 31, 2022. Funding • Non-interest-bearing deposits comprised 28.65% of total deposits, as compared to 34.91% of total deposits as of December 31, 2022. • Deposits comprised 93.11% of total liabilities, as compared to 93.53% of total liabilities as of December 31, 2022. Liquidity • Insured and collateralized deposits represented approximately $1.9 billion, or 64.53% of total deposits. • Cash and cash equivalents were $347.9 million, representing 11.91% of total deposits, compared to 9.35% as of December 31, 2022. Capital • All capital ratios were above well-capitalized regulatory thresholds. • On January 20, 2023 and April 21, 2023, the Company announced cash dividends of $0.15 and $0.20 per share for the three months ended December 31, 2022 and March 31, 2023, respectively.

Loans and Credit Quality First Quarter 2023 Investor Presentation | 11

To ta l L oa ns (M ill io ns ) $148 $22 $2 5.28% 5.45% 4.96% 4.82% 4.53% 4.48% 4.75% 5.12% 5.36% Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans Consistent Loan Growth First Quarter 2023 Investor Presentation | 12 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of March 31, 2023. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years Total Loans 29.38%

Loan Portfolio Composition First Quarter 2023 Investor Presentation | 13 Commercial real estate 85.2% Commercial land and development 0.5% Commercial construction 3.4% Residential construction 0.3% Residential 0.8% Farmland 1.8% Secured 6.0% Unsecured 0.9% PPP 0.0% Consumer and other 1.1% Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 709,015 330 29.03 % RV Park 304,840 93 12.48 % Retail 266,740 83 10.92 % Multifamily 201,562 89 8.25 % Industrial 171,456 124 7.02 % Mini storage 157,339 41 6.44 % Faith-based 151,632 89 6.21 % Office 141,501 90 5.79 % All other types (1) 338,435 155 13.86 % Total $ 2,442,520 1,094 100.00 % Note: Balances are net book value as of period end, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

$709M $305M $267M $202M $171M $157M $152M $142M $338M $1,230M $525M $495M $402M $410M $306M $405M $305M $700M Loan Balance Collateral Value Manufactured home community RV Park Retail Multifamily Industrial Mini storage Faith-based Office All other types $0M $200M $400M $600M $800M $1,000M $1,200M $1,400M CRE Collateral Values First Quarter 2023 Investor Presentation | 14 (1) Note: Balances are net book value as of period end, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

Loan Portfolio Diversification We focus primarily on commercial lending, with an emphasis on commercial real estate. We offer a variety of loans to small and medium-sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, and farmland loans. To a lesser extent, we also offer residential real estate, construction real estate, and consumer loans. First Quarter 2023 Investor Presentation | 15Note: Balances are net book value as of period end, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. Loans by Type Loans by Purpose Real Estate Loans by Geography CML Term CRE NOO, 38.0% CML Term Multifamily, 31.5% CML Term CRE OO, 15.2% CML Secured, 3.6% CML Const CRE, 3.4% SBA 7A Secured, 1.7% CML Term Ag RE, 1.8% Others, 4.8% CA, 58.8% TX, 6.1% AZ, 4.2% NV, 3.9% NC, 2.6% OR, 2.6% FL, 2.5% CO, 1.6% GA, 1.3% WI, 1.3% MI, 1.2% WA, 1.1% ID, 1.1% Other, 11.7% CRE Manufactured Home, 24.7% CRE Other, 14.4% CRE RV Park, 10.6% CRE Retail, 9.3% CRE Multifamily, 7.1% CRE Industrial, 6.0% CRE Mini Storage, 5.5% CRE Faith Based, 5.3% CRE Office, 4.9% Commercial Other, 3.9% Commercial Construction, 3.8% Commercial SBA 7A, 1.7% Commercial Term Loan, 1.6% Others, 1.2%

Loan Rollforward First Quarter 2023 Investor Presentation | 16Note: Dollars are in millions. Beginning and ending balances are as of period end, before allowance for credit losses, including deferred loan fees, and excluding loans held for sale. Q4 2022 Q1 2023 Beginning Balance $ 2,583 $ 2,791 Originations 295 135 Payoffs and Paydowns (87) (56) Ending Balance $ 2,791 $ 2,870

Asset Quality

Our primary objective is to maintain a high level of asset quality in our loan portfolio. In order to maintain our strong asset quality, we:

- Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials
- Monitor payment performance, delinquencies, and tax and property insurance compliance
- Design our practices to facilitate the early detection and remediation of problems within our loan portfolio
- Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process

Nonperforming Loan Trend



$2.1M
0.22%
$0.8M
0.07%
$0.5M
0.03%
$0.6M
0.03%
$0.4M
0.01%
$0.4M
0.01%
2018
2019
2020
2021
2022
Q1 2023
Nonperforming Loans
Nonperforming Loans to Loans HFI

Allowance for Credit Losses and Net Charge-off Trend



1.21%
1.26%
1.48%
1.20%
1.02%
1.19%
0.23%
0.21%
0.12%
0.04%
0.07%
0.01%
2018
2019
2020
2021
2022
Q1 2023
Allowance for Credit Losses to Loans HFI
Net Charge-offs to Average Loans HFI

FIVE STAR BANCORP

Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period.

First Quarter 2023 Investor Presentation | 17

Allocation of Allowance for Credit Losses First Quarter 2023 Investor Presentation | 18 (dollars in thousands) December 31, 2022 March 31, 2023 Allowance for Credit Losses Amount % of Total Amount % of Total Real estate: Commercial $ 19,216 67.69% $ 26,846 78.56 % Commercial land & development 54 0.19% 224 0.66 % Commercial construction 645 2.27% 1,423 4.16 % Residential construction 49 0.17% 173 0.51 % Residential 175 0.62% 179 0.52 % Farmland 644 2.27% 217 0.64 % Total real estate loans 20,783 73.21% 29,062 85.05 % Commercial: Secured 7,098 25.00% 4,215 12.33 % Unsecured 116 0.41% 150 0.44 % Total commercial loans 7,214 25.41% 4,365 12.77 % Consumer and other 347 1.22% 400 1.17 % Unallocated 45 0.16% 345 1.01 % Total allowance for credit losses $ 28,389 100.00% $ 34,172 100.00%

Risk Grade Migration First Quarter 2023 Investor Presentation | 19 Classified Loans (Loans Rated Substandard or Doubtful) (dollars in thousands) 2021 2022 Q1 2023 Real estate: Commercial $ 9,256 $ 106 $ 102 Commercial land & development — — — Commercial construction — — — Residential construction — — — Residential 178 175 175 Farmland — — — Commercial: Secured 1,180 123 118 Unsecured — — — Consumer and other — 26 23 Total $ 10,614 $ 430 $ 418 % o f L oa n Po rt fo lio O ut st an di ng , b y Ri sk G ra de 99.00% 99.20% 99.15% 0.45% 0.78% 0.84% 0.55% 0.02% 0.01% Pass Watch Substandard Doubtful 2021 2022 Q1 2023 Note: Loan portfolio outstanding is the total balance of loans outstanding at period end, before deferred loan fees, before allowance for credit losses, and excluding loans held for sale.

Deposit and Capital Overview First Quarter 2023 Investor Presentation | 20

Government 24.91% Other 14.78% Practices & Professional Services 13.58% Commercial Real Estate & Construction 11.59% Small to Medium Sized Business 9.30% Manufactured Home Communities 7.57% Non-Profit 7.09% Healthcare 6.35%Faith Based 2.29% Venture 1.36% Agribusiness 0.70% SBA & Wholesale Partners 0.48% Deposit Composition 9.8 Years Average Age of Relationships > $5 million Note: Balances are end of period and include time and wholesale deposits. 1. Types of accounts in “Other” are individuals, trusts, estates, and market verticals that individually make up less than 0.4% of all deposits. 2. Local Agency Depositors includes State of California. $280,000 Average Deposit Account Balance Relationships > $5 million 64.32% Relationships ≤ $5 million 35.68% Total Deposits by Relationship Size Local Agency BreakoutTotal Deposits by Market Vertical Local Agency Depositors 24.72% All Other Depositors 75.28% First Quarter 2023 Investor Presentation | 21 (1) (2)

Diversified Funding First Quarter 2023 Investor Presentation | 22 Total Deposits(1) = $2.9 billion 93.1% of Total Liabilities Liability Mix 1. Balance as of March 31, 2023. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 83.2% 90.5% 84.5% 85.1% 100.7% 98.7% 2018 2019 2020 2021 2022 Q1 2023 29.0% 29.6% 39.3% 39.5% 34.9% 28.6% 2018 2019 2020 2021 2022 Q1 2023 Money Market & Savings, 45.8% Non-Interest-Bearing Demand, 26.7% Interest-Bearing Demand, 8.7% Time Deposits, 11.9% Borrowings & Subordinated Debt, 6.2%Other Liabilities, 0.7%

$1.2B $1.3B $1.8B $2.3B $2.8B $2.9B $600M $708M $889M $1,001M $1,228M $1,437M$337M $389M $701M $902M $971M $837M $124M $119M $146M $279M $240M $274M $100M $97M $48M $104M $343M $373M Money Market & Savings Non-Interest-Bearing Demand Interest-Bearing Demand Time Deposits 2018 2019 2020 2021 2022 Q1 2023 Strong Deposit Growth First Quarter 2023 Investor Presentation | 23 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non- interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of March 31, 2023. Cost of Total Deposits 0.55% 0.81% 0.44% 0.11% 0.43% 1.35% CAGR (1) 5 years Total Deposits 24.23%

Capital Ratios First Quarter 2023 Investor Presentation | 24 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 6.81% 7.51% 6.58% 9.47% 8.60% 8.54% 2018 2019 2020 2021 2022 Q1 2023 7.48% 8.21% 8.98% 11.44% 8.99% 9.02% 2018 2019 2020 2021 2022 Q1 2023 7.48% 8.21% 8.98% 11.44% 8.99% 9.02% 2018 2019 2020 2021 2022 Q1 2023 10.79% 11.52% 12.18% 13.98% 12.46% 12.61% 2018 2019 2020 2021 2022 Q1 2023

Financial Results First Quarter 2023 Investor Presentation | 25

Earnings Track Record



$22.5M
$20.0M
$17.5M
$15.0M
$12.5M
$10.0M
$7.5M
$5.0M
$2.5M
$0.0M
$14.5M
$13.5M
$16.3M
$14.0M
$18.8M
$16.5M
$20.0M
$18.8M
$19.4M
$18.5M
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Pre-tax, pre-provision income[(1)]
Pre-tax income

FIVE STAR BANCORP

1. A reconciliation of this non-GAAP measure is set forth in the appendix.

First Quarter 2023 Investor Presentation | 26

Operating Metrics First Quarter 2023 Investor Presentation | 27 Efficiency RatioNet Interest Margin 3.93% 3.98% 3.68% 3.64% 3.75% 3.75% 2018 2019 2020 2021 2022 2023 YTD 42.27% 38.63% 37.92% 42.46% 36.90% 36.43% 2018 2019 2020 2021 2022 2023 YTD Note: All 2023 figures are through March 31, 2023. Total Income Before Taxes $23.4M $30.4M $37.3M $47.1M $62.9M $18.5M 2018 2019 2020 2021 2022 2023 YTD

Non-interest Income and Expense Comparison First Quarter 2023 Investor Presentation | 28 (dollars in thousands) For the three months ended 3/31/2023 12/31/2022 3/31/2022 Non-interest Income Service charges on deposit accounts $ 117 $ 97 $ 108 Net gain on sale of securities — — 5 Gain on sale of loans 598 637 918 Loan-related fees 308 407 596 FHLB stock dividends 193 193 102 Earnings on bank-owned life insurance 102 119 90 Other income 53 148 345 Total non-interest income $ 1,371 $ 1,601 $ 2,164 Non-interest Expense Salaries and employee benefits $ 6,618 $ 5,698 $ 5,675 Occupancy and equipment 523 511 520 Data processing and software 872 839 716 Federal Deposit Insurance Corporation insurance 402 245 165 Professional services 631 553 554 Advertising and promotional 418 568 344 Loan-related expenses 255 358 278 Other operating expenses 1,399 1,945 1,323 Total non-interest expense $ 11,118 $ 10,717 $ 9,575

Shareholder Returns First Quarter 2023 Investor Presentation | 29 ROAA ROAE EPS (basic and diluted) Value per Share (book and tangible book(1)) Note: All 2023 figures are through March 31, 2023. 1. A reconciliation of this non-GAAP measure is set forth in the appendix. 1.99% 2.15% 1.95% 1.86% 1.57% 1.65% 2018 2019 2020 2021 2022 2023 YTD 29.28% 31.40% 31.16% 22.49% 18.80% 20.94% 2018 2019 2020 2021 2022 2023 YTD $3.08 $3.40 $3.57 $2.83 $2.61 $0.77 2018 2019 2020 2021 2022 2023 YTD $10.88 $11.25 $12.16 $13.65 $14.66 $15.10 2018 2019 2020 2021 2022 2023

Five Star Bank proudly supports women in business and those serving our region’s most vulnerable. Our customers advocate for communities, drive collaboration, and foster responsive, community- based programs that promote healthy relationships while supporting survivors of sexual assault, domestic violence, and human trafficking. Our clients are change-agents who inspire, motivate, and uplift those who need us most. Ashlie Bryant, Co-Founder and CEO, 3Strands Global Foundation Beth Hassett, CEO and Executive Director, WEAVE Staci Anderson, President and CEO, PRO Youth and Families Five Star Bank customer Capital College & Career Academy (CCCA) provides real-world learning opportunities, ensuring students graduate with the skills and certifications needed to become change-makers in their communities. Together, we can make a difference in the lives of the next generation of leaders in the Sacramento region. Anamanu Fotofili, Student, CCCA Kevin Dobson, Founder and Executive Director, CCCA Dylan Newman, Student, CCCA Five Star Bank is proud to partner with Sacramento Municipal Utility District (SMUD), a leader in clean energy and zero carbon innovation. Together, Five Star Bank and SMUD support customers across the Sacramento region in choosing clean energy solutions that reduce their carbon footprint at home, at work, and on the road. We will continue to do our part to lead the way in protecting our environment, improving public health, and powering the Capital Region forward with innovative clean energy solutions. Brandy Bolden, Chief Customer Officer, SMUD Paul Lau, CEO and General Manager, SMUD Lora Anguay, Chief Zero Carbon Officer, SMUD We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

Appendix: Non-GAAP Reconciliation (Unaudited)

The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons.

Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield.

Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets.

Pre-tax, pre-provision income is defined as net income plus provision for income taxes and provision for credit losses. The most directly comparable GAAP financial measure is pre-tax net income.

Tangible book value per share is defined as total shareholders' equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated.

(dollars in thousands)	For the year ended		For the three months ended				
Average loan yield, excluding PPP loans	**12/31/2020**	**12/31/2021**	**3/31/2022**	**6/30/2022**	**09/30/2022**	**12/31/2022**	**3/31/2023**
Interest and fee income on loans	$ 71,405	$ 78,894	$ 22,112	$ 24,879	$ 29,886	$ 34,918	$ 37,494
Less: interest and fee income on PPP loans	6,535	7,417	610	25	—	—	—
Interest and fee income on loans, excluding PPP loans	64,870	71,477	21,502	24,854	29,886	34,918	37,494
Annualized interest and fee income on loans, excluding PPP loans (numerator)	64,870	71,477	87,200	99,689	118,569	138,533	152,059
Average loans held for investment and sale	1,439,380	1,637,280	1,977,509	2,227,215	2,494,468	2,703,865	2,836,070
Less: average PPP loans	165,414	116,652	8,886	427	—	—	—
Average loans held for investment and sale, excluding PPP loans (denominator)	1,273,966	1,520,628	1,968,623	2,226,788	2,494,468	2,703,865	2,836,070
Average loan yield, excluding PPP loans	5.09 %	4.70 %	4.43 %	4.48 %	4.75 %	5.12 %	5.36 %

FIVE STAR BANCORP

First Quarter 2023 Investor Presentation | 31

Appendix: Non-GAAP Reconciliation (Unaudited) First Quarter 2023 Investor Presentation | 32 (dollars in millions) Total assets, excluding PPP loans 12/31/2020 12/31/2021 12/31/2022 3/31/2023 Total assets $ 1,954 $ 2,557 $ 3,227 $ 3,397 Less: PPP loans 148 22 — — Total assets, excluding PPP loans $ 1,806 $ 2,535 $ 3,227 $ 3,397 (dollars in millions) Three months ended Pre-tax, pre-provision income 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Net income $ 9,862 $ 9,953 $ 11,704 $ 13,282 $ 13,161 Add: provision for income taxes 3,660 4,080 4,830 5,487 5,340 Add: provision for credit losses 950 2,250 2,250 1,250 900 Pre-tax, pre-provision income $ 14,472 $ 16,283 $ 18,784 $ 20,019 $ 19,401